

PeopleFirst.com Vehicle Receivables Owner Trust 2000-1
Reporting Period:                                                                                              June-00
Payment Date:                                                                                            July 17, 2000
-----------------------------------------------------------------------------------------------------------------------


Balances                                                                             Original              Current
                                                                                     --------              -------
Class A-1 Notes                                                                 $  31,000,000.00    $   24,631,349.67
    Factor                                                                            100.00%              79.46%
Class A-2 Notes                                                                 $  09,000,000.00    $  109,000,000.00
    Factor                                                                            100.00%              100.00%
Class A-3 Notes                                                                 $  34,000,000.00    $   34,000,000.00
    Factor                                                                            100.00%              100.00%
Class A-4 Notes                                                                 $  71,000,000.00    $   71,000,000.00
    Factor                                                                            100.00%              100.00%
Class A Certificate                                                             $   5,004,168.29    $    5,004,168.29
    Factor                                                                            100.00%              100.00%

Cash Receipts
Principal Received and Principal Waived (preceding Collection Period)           $   6,584,591.42
Principal Waived                                                                $         (0.02)
Interest Collections/Overpayments (preceding Collection Period)                 $   1,696,777.16
Liquidation Proceeds (preceding Collection Period)                              $              -
Repurchase Amounts (preceding Collection Period)                                $              -
Collection Account Interest Accrued                                             $              -
Reserve Account Interest Accrued                                                $              -
Other Interest Accrued                                                          $              -
Reserve Account Reduction                                                       $              -
Total Cash Receipts                                                             $   8,281,368.66

Beginning Reserve Account Balance                                               $   2,600,041.68

Total Cash Available                                                            $  10,781,410.24

Required Distributions
PF Servicing Fee                                                                $     105,214.54
FSA Premium Due                                                                 $      61,250.00
Indenture Trustee Fee                                                           $       1,041.68
Back-Up Servicing Fee                                                           $       6,312.87             Per $1,000
                                                                                                             ----------
Noteholder Interest A1                                                          $     184,980.44    $            5.97
Noteholder Interest A2                                                          $     660,812.50    $            6.06
Noteholder Interest A3                                                          $     208,675.00    $            6.14
Noteholder Interest A4                                                          $     438,129.17    $            6.17
Noteholder Principal A1                                                         $   6,368,650.33    $          205.44
Noteholder Principal A2                                                         $              -    $               -
Noteholder Principal A3                                                         $              -    $               -
Noteholder Principal A4                                                         $              -    $               -
Certificateholder Principal                                                     $     129,972.46    $            1.83
Required Reserve Fund Contribution                                              $   3,587,596.96
Excess Monies Back to Certificateholder                                         $              -
Total Required Distributions                                                    $  11,752,635.95

Actual Distributions
PF Servicing Fee                                                                $     105,214.54
FSA Premium Due                                                                 $      61,250.00
Indenture Trustee Fee                                                           $       1,041.68


                                     1




Back-Up Servicing Fee                                                           $       6,312.87              Per $1,000
                                                                                                              ----------
Noteholder Interest A1                                                          $     184,980.44    $            5.97
Noteholder Interest A2                                                          $     660,812.50    $            6.06
Noteholder Interest A3                                                          $     208,675.00    $            6.14
Noteholder Interest A4                                                          $     438,129.17    $            6.17
Noteholder Principal A1                                                         $   6,368,650.33    $          205.44
Noteholder Principal A2                                                         $              -    $               -
Noteholder Principal A3                                                         $              -    $               -
Noteholder Principal A4                                                         $              -    $               -
Certificateholder Principal                                                     $              -    $               -
Reserve Fund Contribution                                                       $     248,302.02
Excess Monies Back to Certificateholder                                         $              -
Total Actual Distributions                                                      $   8,281,368.56

Pool Balance at the Beginning of Collection Period                              $ 252,514,897.94
Pool Balance at End of Collection Period                                        $ 245,929,963.24

Ending Reserve Account Balance                                                  $   2,746,343.70

Amounts Paid Under FSA Policy                                                   $              -

Delinquencies
30-59 Days                                                                                  0.01%
60-89 Days                                                                                  0.00%
90-119 Days                                                                                 0.00%
>=120 days                                                                                  0.00%



                                     2